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                               DLJ WINTHROP FUNDS

    Supplement Dated February 24, 1999 to Prospectus Dated February 23, 1999

         Please be advised that the DLJ Winthrop High Income Fund (the "Fund") has not yet begun investment operations and its shares are currently not being offered. The Adviser anticipates commencing investment operations on or about March 8, 1999. If you attempt to subscribe for shares in the Fund prior to the commencement of investment operations, your subscription amounts will be returned to you. For additional information related to the Fund or questions related to buying the Fund's shares, please call DLJ Winthrop's shareholder servicing representatives at 1-800-225-8011, option #2, or contact your securities dealer representative.